STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	9
Beginning Date of Collection Period	20-Nov-02
End Date of Collection Period	19-Dec-02
Distribution Date	20-Dec-02
Previous Distribution Date	20-Nov-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	38,367,697.65
Principal Collections	30,739,354.49
Interest Collections (net of servicing fee)	7,257,388.75
Servicing fee	370,954.41
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	38,367,697.65
Interest Paid to Certificates	1,089,184.82
Principal Paid to Certificates	36,907,558.42
Equity Certificate	-
Servicing Fee	370,954.41

Balance Reconciliation

Begin Principal Balance	890,290,577.84
Principal Collections (including repurchases)	30,739,354.49
Charge off Amount	302,743.99
End Principal Balance	859,248,479.36

Collateral Performance
Cash Yield (% of beginning balance)	10.28%
Charge off Rate (% of beginning balance)	0.41%
Net Yield	9.87%

Delinquent Loans
30-59 days principal balance of loans	22,823,198.28
30-59 days number of loans	235
60-89 days principal balance of loans	4,747,567.79
60-89 days number of loans	52
90+ days principal balance of loans	10,740,358.98
90+ days number of loans	114

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	9,416
Number outstanding end of period	9,118
Number that went into REO	6
Principal Balance that went into REO	575,729.94

Overcollateralization
Begin OC Amount	167,432,212.88
OC Release Amount	0.00
Extra Principal Distribution	5,865,459.94
End OC Amount	173,297,672.82

Target OC Amount	191,413,823.01
Interim OC Amount	167,432,212.88
Interim OC Deficiency	23,981,610.13

Monthly Excess Cashflow	5,865,459.94

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	67.69%

Interest Calculations
1 month LIBOR	1.38813%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.75813%
Class A Pass-Through Rate	1.75813%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.20813%
Class M Pass-Through Rate	2.20813%
Available Funds Cap	10.58410%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.465819
2. Principal Distribution per $1,000	36.420723
3. Interest Distribution per $1,000	1.045096

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.75813%
2. Days in Accrual Period	30

3. Class A Interest Due	941,392.18
4. Class A Interest Paid	941,392.18
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	642,541,006.64
2. Class A Principal Due	32,806,730.74
3. Class A Principal Paid	32,806,730.74
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	609,734,275.90

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP	0.6769026
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7096134

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.733315
2. Principal Distribution per $1,000	36.420723
3. Interest Distribution per $1,000	1.312592

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.20813%
2. Days in Accrual Period	30

3. Class M Interest Due	147,792.64
4. Class M Interest Paid	147,792.64
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	80,317,358.32
2. Class M Principal Due	4,100,827.68
3. Class M Principal Paid	4,100,827.68
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	76,216,530.64

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP	0.6769026
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0887014